                          ANNUAL REPORT / JULY 31 2000

                             AIM HIGH YIELD FUND II

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [ COVER IMAGE ]


                      ------------------------------------

                       LANDSCAPE AT AUVERS AFTER THE RAIN

                              BY VINCENT VAN GOGH

             VAN GOGH SPENT ONLY THREE MONTHS IN AUVERS-SUR-OISE, A

          SMALL VILLAGE NORTH OF PARIS, WHERE HE PRODUCED THE LAST OF

          HIS BELOVED PAINTINGS. THIS LANDSCAPE, AMONG HIS TRIBUTES TO

          THE HEALTH AND RESTORATIVE FORCES OF THE FRENCH COUNTRYSIDE,

             IS A FITTING EMBLEM FOR THE GROWTH POTENTIAL OF AIM'S

                            NEWEST HIGH-YIELD FUND.

                      ------------------------------------

AIM High Yield Fund II is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of high-yielding, lower-rated bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM High Yield Fund II's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Had the advisor not absorbed fund expenses, performance figures would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o During the fiscal year ended 7/31/00, the fund paid distributions of $1.3441 per Class A share and $1.2579 per Class B and Class C share.
o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds) for which the government guarantees the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman High Yield Bond Index, which represents the performance of non-investment-grade debt securities, is compiled by Lehman Brothers, a well-known global investment firm.
o The unmanaged Lipper High Current Yield Fund Index represents an average of the performance of the 30 largest high-yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

        AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT
       INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION
              OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                   YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                             AIM HIGH YIELD FUND II

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

    [PHOTO OF       When we started AIM in 1976, we had only a table, two chairs
    Charles T.      and a telephone. At the time, Bob Graham, Gary Crum and I
      Bauer,        had the idea of creating a mutual fund company that put
   Chairman of      people first. Our slogan, "people are the product," means
   the Board of     that people--our employees and our investors-- are our
     THE FUND       company.
   APPEARS HERE]        Almost a quarter-century later, we've grown to more than
                    eight million investors with $176 billion in assets under
    [PHOTO OF       management. Over that time, the industry as a whole has
     Robert H.      grown from $51 billion in assets to more than $7 trillion
      Graham        today. I never dreamed we would see such phenomenal growth.
   APPEARS HERE]    You are the main reason for our success, and I want you to know how much I appreciate your loyalty and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past year and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                             AIM HIGH YIELD FUND II

                       ANNUAL REPORT / MANAGERS' OVERVIEW


HIGH-YIELD MARKET CONTINUES TO STRUGGLE, BUT DEMAND STARTING TO INCREASE


HOW DID AIM HIGH YIELD FUND II PERFORM DURING THE FISCAL YEAR?
Stock-market volatility, rising interest rates and large cash outflows from high-yield mutual funds weighed heavily on the high-yield bond sector. AIM High Yield Fund II was not immune to this trend. The fund posted returns of 0.77% for Class A shares, 0.07% for Class B shares and -0.03% for Class C shares for the fiscal year ended July 31, 2000. These returns are computed at net asset value, that is, without sales charges.
    While the high-yield market struggled through much of the reporting period, the fund's annual return belies an improving high-yield picture. For instance, for the month of June, the fund posted returns of 2.96% for Class A shares, 2.79% for Class B shares and 2.90% for Class C shares, respectively.
    And despite difficult market conditions, the fund continued to provide extremely attractive current income. As of July 31, 2000, the fund's 30-day SEC yield was 11.76% for Class A shares and 11.58% for Class B and Class C shares. By comparison, the yield on the 30-year U.S. Treasury bond was 5.79%.
    The fund's total net assets grew from $100.5 million on January 31, 2000 to $138.5 million on July 31, 2000.

HOW DID FIXED-INCOME MARKETS REACT TO THESE CONDITIONS?
1999 proved to be one of the worst calendar years for bonds since 1994. A variety of economic conditions coupled with a strong equity market kept investors in stocks and largely out of fixed-income investments for most of 1999. The turn of the year, however, brought some investor interest back to fixed-income securities. Stock-market sell-offs and increased market volatility led some to the safer fixed-income sectors.
    The 30-year Treasury bond in particular has had a stellar year thus far, providing one of the strongest total returns of any security. Beyond investor flight from a volatile stock market, the government bond market was buoyed by a unique situation. In January, the Treasury announced its intention to buy back $30 billion in Treasury securities and perhaps to cease issuing 30-year Treasury bonds in the not-too-distant future. This (among other factors) literally turned the Treasury market upside-down, or in bond parlance, inverted the Treasury yield curve, a graph of Treasury security yields from three months to 30 years, which under normal conditions slopes upward, with short-term yields lower than longer-term yields. With an inverted curve, however, short-term Treasuries actually yield more than longer-term ones.
    While the Treasury market rallied, corporate bonds struggled at the beginning of the year but returned to life near the end of the reporting period. In June and July, the corporate bond sector recorded some of the best returns of any fixed-income sector.

HOW DID HIGH-YIELD BONDS FARE IN THIS DIFFICULT MARKET?
Although the high-yield market posted some of the best annual returns of any fixed-income sector in 1999, those gains haven't translated into investor confidence. Until about June of this year, the high-yield sector has suffered from what could be considered a difficult technical situation--more cash outflows than inflows, poor liquidity and rising default rates. In fact, cash outflows from high-yield mutual funds thus far this year have been higher than all cash inflows into high-yield funds for all

FUND PROVIDES HIGH INCOME

30-day SEC yield as of 7/31/00
=================================================
 FUND CLASS A SHARES....................  11.76%
 FUND CLASS B AND CLASS C SHARES........  11.58%
 30-YEAR U.S. TREASURY..................   5.79%*

 *Source: Lehman Brothers
=================================================


GROWTH OF NET ASSETS
=================================================
 1/31/00........................  $100.5 MILLION
 7/31/00........................  $138.5 MILLION
=================================================

          See important fund and index disclosures inside front cover.

                             AIM HIGH YIELD FUND II

                       ANNUAL REPORT / MANAGERS' OVERVIEW


1999. Fortunately, a reversal of this trend began in June, as cash inflows started averaging $145 million per week.
    More outflows than inflows into a market is significant, as it means you have more sellers than buyers. In most cases, this does not mean there is a fundamental problem with the company issuing the debt. But when a market experiences more sellers than buyers, securities' prices generally go down. In the high-yield market, for instance, to get new issues into the market, they must be priced attractively. This effectively reprices the rest of the market, sending existing bond prices down and pushing their yields up.
    And yields on high-yield bonds were at some of their highest levels in years during the first half of 2000, yielding over 13% in May. One has to go back to the 1990-91 period to find higher yields. Spreads (the difference between yields on high-yield bonds and comparable maturity Treasuries) were also wide at well over 600 basis points. Once again, that's probably not due to credit-quality concerns as much as to comparatively rich prices in the Treasury market and rather low demand for corporate bonds. But as investors return to the high-yield market, those spreads have narrowed a bit.

HOW DID YOU MANAGE THE FUND?
In the fourth quarter of 1999, we nearly doubled our equity allocation to 8% to take advantage of sector returns. As stock-market volatility increased in the second quarter of 2000, however, we decreased our equity position to around 5%. (Up to 15% of the fund's assets may be invested in stocks of companies in which the fund holds high-yield debt.) Purchasing these stocks allows us to leverage our research capabilities, having researched a company already from a debt perspective.
    The fund struggled a bit in the second quarter of 2000 as bonds rated CCC largely underperformed in the second quarter, a quality sector in which we were overweight. Also, the fund's limited exposure to the best-performing high-yield sectors for the quarter--energy and electric-utility companies--dampened returns.

WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?
The near-term outlook for the fixed-income investor depends largely on what the economy does in the coming months. Has the Fed with its string of rate hikes orchestrated the proverbial "soft landing"--a gradual slowing of the economy, which would prevent inflation and avoid economic distress? A string of recent statistical releases including data reported in the Federal Reserve's latest survey of business activity suggests that the pace of economic activity is indeed slowing. If this continues, and if the Fed does not feel the need to raise rates again in the coming months, that could bring about a recovery in the bond market.
    For the high-yield investor, June provided a reversal of sorts. Attractive yields enticed investors back into the high-yield sector. Although the past year has been challenging for the high-yield market, increased demand is encouraging. Although we cannot predict to what extent or for how long these increased cash inflows will continue, we believe that high-yield bonds remain an attractive option for investors looking for high income with some potential appreciation.

PORTFOLIO COMPOSITION

As of 7/31/00, based on total net assets


================================================================================================
TOP 10 HOLDINGS                                   TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------
 1. U.S. Treasury Notes 6.75%,         2.22%       1. Telecommunications                  15.57%
    05/15/05                                          (Cellular/Wireless)
 2. Intermedia Communications, Inc.    1.89        2. Telephone                           13.29
 3. Allied Waste North America Inc.    1.89        3. Telecommunications (Long Distance)   6.92
 4. Venetian Casino Resort LLC         1.83        4. Broadcasting                         6.02
 5. Metrocall, Inc.                    1.81           (Television, Radio & Cable)
 6. U.S. Xchange LLC                   1.79        5. Oil & Gas (Exploration & Production) 4.43
 7. United Pan-Europe                  1.68        6. Gaming, Lottery & Parimutuel Cos.    3.40
    Communications N.V. (Netherlands)              7. Manufacturing (Specialized)          3.29
 8. FirstCom Corp.                     1.62        8. Computers (Software & Services)      2.88
 9. King Pharmaceuticals, Inc.         1.55        9. Health Care (Drugs-Generic & Other)  2.87
10. Frontier Oil Corp.                 1.50       10. U.S. Treasury Notes                  2.74

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================================


          See important fund and index disclosures inside front cover.

                             AIM HIGH YIELD FUND II

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM HIGH YIELD FUND II VS. BENCHMARK INDEXES

9/30/98-7/31/00

in thousands
================================================================================
         AIM High Yield Fund  Lehman High         Lipper High Current
         II, Class A Shares   Yield Bond Index    Yield Fund Index
--------------------------------------------------------------------------------
9/30/98         10000              10000                 10000
1/31/99         10474              10364                 10501
4/30/99         11369              10603                 10919
7/31/99         11656              10479                 10716
10/31/99        11390              10220                 10495
1/31/00         12275              10412                 10755
4/30/00         11902              10229                 10597
7/31/00         11746              10409                 10620

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A shares to benchmark indexes. It is important to understand the differences between your fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman High Yield Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper High Current Yield Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your fund performed compared to these benchmarks.

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (9/30/98)               9.18%
  1 Year                           (4.00)*
  *0.77% excluding sales charges

CLASS B SHARES
  Inception (11/20/98)              5.41%
  1 Year                           (4.38)*
  *0.07% excluding CDSC

CLASS C SHARES
  Inception (11/20/98)              7.43%
  1 Year                           (0.92)*
  *(0.03)% excluding CDSC
================================================================================

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, -1.70%; inception (9/30/98), 10.40%. Class B shares, one year, -2.17%; inception (11/20/98), 6.47%. Class C shares, one year, 1.49%; inception (11/20/98), 8.70%.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structures and expenses. For fund performance calculations and a description of the indexes cited on this page, please see the inside front cover.


                             AIM HIGH YIELD FUND II

                        ANNUAL REPORT / FOR CONSIDERATION


WHAT DO BOND RATINGS MEAN?
The preceding discussion of your fund's performance mentions the quality of the bonds in the fund's portfolio. Just what are bond quality ratings?
    Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED
Bond ratings are essentially based on the issuer's risk of default (nonpayment of principal and/or interest) on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency. The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:

o   the make-up and terms of the particular issue;
o   the level and predictability of the issuer's cash flow;
o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;
o possible adverse economic conditions, both in general and in the company's sector; and
o   currency risk in the case of foreign issues.

    After considering these and other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so they know the relative quality of the bond. Investors can then decide for themselves if they wish to invest in a particular bond issue.


================================================================================
MOODY'S                            DEFINITION                       S&P
--------------------------------------------------------------------------------

                                INVESTMENT GRADE

Aaa         Bonds of the highest quality, with the lowest           AAA
            degree of long-term investment risk. Issuers' ability to repay is very high.

Aa          Bonds of high quality with slightly greater             AA
            long-term investment risk.

A           Bonds with favorable investment attributes               A
            but elements making them more susceptible to adversity.

Baa         Medium-grade bonds that are currently secure            BBB
            but possibly unreliable over time.

                              NON-INVESTMENT-GRADE
                              (High-Yield or Junk)

Ba          Bonds with speculative elements that make them          BB
            not well-safeguarded and uncertain.

B           Bonds with low long-term assurance of payment.           B

Caa         Bonds of poor standing that may be in default           CCC
            or in danger of default.

Ca          Bonds of highly speculative quality that are often      CC
            in default.

C           Lowest-rated bonds, with poor prospects                  C
            of ever being upgraded to investment standing.

-           Bonds in default. Issuer cannot repay.                   D
================================================================================


                             AIM HIGH YIELD FUND II

                        ANNUAL REPORT / FOR CONSIDERATION


WHAT BOND RATINGS MEAN
Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest-rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk/return move inversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa. So although investment-grade bonds such as U.S. Treasury issues are some of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.
    Moody's and S&P sometimes use modifiers with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).
    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much they will affect the issuer's operations and direction.

UNRATED BONDS
What about unrated bonds? The fact that a bond is unrated does not make it a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.

                      ------------------------------------

                    WHAT TYPES OF BONDS DOES YOUR FUND OWN?

   YOUR FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DISCUSS IN

   MORE DETAIL THE TYPES OF BONDS CONTAINED IN YOUR FUND'S PORTFOLIO AND THE

   RISK FACTORS THAT MAY BE ASSOCIATED WITH THESE SECURITIES. YOUR FINANCIAL

    CONSULTANT IS THE BEST PERSON TO CONTACT IF YOU HAVE ANY QUESTIONS ABOUT

                     INVESTING IN BONDS OR IN A BOND FUND.

                      ------------------------------------

                                 [ BONDS PHOTO ]

                             AIM HIGH YIELD FUND II

SCHEDULE OF INVESTMENTS

July 31, 2000

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-87.50%

AIR FREIGHT-0.73%

Atlas Air, Inc., Sr. Unsec. Notes,
  10.75%, 08/01/05                   $  980,000   $  1,009,400
--------------------------------------------------------------

AIRLINES-1.87%

Airplanes Pass Through Trust-Series
  D, Gtd. Sub. Bonds, 10.88%,
  03/15/19                            1,975,400      1,587,540
--------------------------------------------------------------
Dunlop Standard Aerospace Holdings
  PLC (United Kingdom), Sr. Unsec.
  Yankee Sub. Notes, 11.88%,
  05/15/09                            1,000,000        997,500
--------------------------------------------------------------
                                                     2,585,040
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-2.19%

Advance Stores Co., Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                    2,000,000      1,645,000
--------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%,
  04/15/05                            1,500,000      1,387,500
--------------------------------------------------------------
                                                     3,032,500
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-6.02%

Charter Communications Holdings
  LLC,
  Sr. Unsec. Notes, 10.25%,
    01/15/10                          1,750,000      1,710,625
--------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 9.92%,
    04/01/11(a)                       1,750,000      1,006,250
--------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom), Sr. Unsec.
  Disc. Yankee Notes, 11.75%,
  12/15/05(a)                         1,250,000      1,193,750
--------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(a)                         1,500,000      1,042,500
--------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc.
  Notes, 11.88%, 10/15/07(a)          2,000,000      1,065,000
--------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Netherlands)-Series B, Sr.
  Unsec. Disc. Yankee Notes,
  13.38%, 11/01/09(a)                 5,000,000      2,325,000
--------------------------------------------------------------
                                                     8,343,125
--------------------------------------------------------------

BUILDING MATERIALS-1.78%

Blount Inc., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 08/01/09             1,250,000      1,268,750
--------------------------------------------------------------
Dayton Superior Corp., Sr. Sub.
  Notes, 13.00%, 06/15/09(b)(e)       1,200,000      1,197,000
--------------------------------------------------------------
                                                     2,465,750
--------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.51%

Sterling Chemicals, Inc.-Series B,
  Sr. Gtd. Sec. Sub. Notes, 12.38%,
  07/15/06                            2,000,000      2,085,000
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.19%

Key Plastics Holdings, Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 03/15/07(c)                 2,540,000        266,700
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
COMMUNICATIONS EQUIPMENT-1.10%

Dictaphone Corp., Sr. Sub. Gtd.
  Notes, 11.75%, 08/01/05            $1,500,000   $  1,522,500
--------------------------------------------------------------

COMPUTERS (HARDWARE)-0.31%

Candescent Technology Corp., Sr.
  Conv. Sub. Deb., 8.00%, 05/01/03
  (Acquired 03/07/00; Cost
  $480,000)(d)                          600,000        435,000
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-2.64%

Earthwatch Inc., Sr. Disc. Notes,
  13.00%, 07/15/07 (Acquired
  07/07/99; Cost
  $1,711,525)(a)(b)(d)                2,500,000      1,743,750
--------------------------------------------------------------
Globix Corp., Sr. Unsec. Notes,
  12.50%, 02/01/10                    2,420,000      1,917,850
--------------------------------------------------------------
                                                     3,661,600
--------------------------------------------------------------

CONSTRUCTION (CEMENT &
  AGGREGATES)-0.78%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08        1,550,000      1,073,375
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.25%

Fleming Cos., Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.63%,
  07/31/07                            2,000,000      1,735,000
--------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.80%

Morrison Knudsen Corp., Sr. Notes,
  11.00%, 07/01/10(e)                 1,100,000      1,105,500
--------------------------------------------------------------

ENTERTAINMENT-0.92%

Callahan Nordrhein Westfalen
  (Denmark), Sr. Yankee Notes,
  14.00%, 07/15/10 (Acquired
  06/29/00; Cost $1,300,000)(d)       1,300,000      1,277,250
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.37%

Madison River Capital, Sr. Notes,
  13.25%, 03/01/10(e)                 2,000,000      1,810,000
--------------------------------------------------------------
ONO Finance PLC (United Kingdom),
  Sr. Gtd. Sub. Euro Notes, 13.00%,
  05/01/09                            1,500,000      1,477,500
--------------------------------------------------------------
                                                     3,287,500
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-3.40%

Hollywood Casino Corp., Sr. Sec.
  Gtd. Sub. Notes, 11.25%, 05/01/07   1,000,000      1,025,000
--------------------------------------------------------------
MGM Grand, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.75%, 06/01/07         1,110,000      1,140,525
--------------------------------------------------------------
Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                            2,500,000      2,537,500
--------------------------------------------------------------
                                                     4,703,025
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-2.67%

King Pharmaceuticals, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/09                           $2,000,000   $  2,150,000
--------------------------------------------------------------
Warner Chilcott, Inc., Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08(e)     1,500,000      1,552,500
--------------------------------------------------------------
                                                     3,702,500
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.10%

DJ Orthopedics, LLC, Sr. Unsec.
  Gtd. Sub. Notes, 12.63%, 06/15/09   1,600,000      1,528,000
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.17%

Team Health Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  03/15/09                              275,000        234,437
--------------------------------------------------------------

HOMEBUILDING-0.73%

Lennar Corp., Sr. Notes, 9.95%,
  05/01/10(e)                         1,000,000      1,010,000
--------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-2.11%

Falcon Products, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 11.38%,
  06/15/09                            1,085,000      1,049,737
--------------------------------------------------------------
O'Sullivan Industries, Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  13.38%, 10/15/09(b)                 1,000,000        940,000
--------------------------------------------------------------
Winsloew Furniture, Inc.-Series B,
  Sr. Gtd. Sub. Notes, 12.75%,
  08/15/07                            1,000,000        935,000
--------------------------------------------------------------
                                                     2,924,737
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.11%

Marvel Enterprises, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  06/15/09                            1,910,000      1,532,775
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-2.02%

Actuant Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 05/01/09 (Acquired
  07/21/00; Cost $986,750)(d)         1,000,000      1,005,000
--------------------------------------------------------------
Anthony Crane Rentals LP-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 08/01/08                    3,250,000      1,795,625
--------------------------------------------------------------
                                                     2,800,625
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-3.29%

Brand Scaffold Services, Inc., Sr.
  Unsec. Notes, 10.25%, 02/15/08      1,850,000      1,651,125
--------------------------------------------------------------
Flextronics International Ltd.
  (Singapore), Sr. Sub Yankee
  Notes, 9.88%, 07/01/10 (Acquired
  06/26/00; Cost $654,852)(d)           660,000        678,975
--------------------------------------------------------------
MMI Products, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.25%,
  04/15/07                            1,225,000      1,206,625
--------------------------------------------------------------
Tekni-Plex Inc., Sr. Sub. Notes,
  12.75%, 06/15/10 (Acquired
  06/15/00; Cost $986,300)(d)         1,000,000      1,025,000
--------------------------------------------------------------
                                                     4,561,725
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-4.23%

Chesapeake Energy Corp., Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  9.63%, 05/01/05                     1,500,000      1,492,500
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-4.23%-(CONTINUED)

Comstock Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.25%,
  05/01/07                           $1,250,000   $  1,281,250
--------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec.
  Notes, 11.75%, 11/15/09             2,000,000      2,085,000
--------------------------------------------------------------
Pioneer Natural Resources Co., Sr.
  Unsec. Gtd. Notes, 9.63%,
  04/01/10                              955,000      1,000,362
--------------------------------------------------------------
                                                     5,859,112
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.76%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                    1,000,000      1,055,000
--------------------------------------------------------------

PUBLISHING-0.74%

Ziff Davis Media, Inc., Sr. Sub.
  Notes, 12.00%, 07/15/10(e)          1,000,000      1,020,000
--------------------------------------------------------------

RAILROADS-1.74%

RailWorks Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.50%, 04/15/09        1,350,000      1,248,750
--------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr.
  Yankee Gtd. Disc. Notes, 11.75%,
  06/15/09(a)                         1,500,000      1,162,500
--------------------------------------------------------------
                                                     2,411,250
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.83%

CSK Auto Inc.-Series A, Sr. Gtd.
  Sub. Deb, 11.00%, 11/01/06            800,000        626,000
--------------------------------------------------------------
Neff Corp., Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 06/01/08               890,000        520,650
--------------------------------------------------------------
                                                     1,146,650
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-1.18%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                            1,550,000      1,639,125
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.67%

MSX International, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 01/15/08     975,000        921,375
--------------------------------------------------------------

SHIPPING-1.09%

Transportacion Maritima Mexicana
  S.A. de C.V. (Mexico),
  Sr. Yankee Unsec. Notes, 10.00%,
    11/15/06                          1,000,000        765,000
--------------------------------------------------------------
  Yankee Notes, 8.50%, 10/15/00         750,000        744,375
--------------------------------------------------------------
                                                     1,509,375
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-12.94%

AirGate PCS, Inc., Sr. Disc. Sub.
  Notes, 13.50%, 10/01/09(a)(b)       1,400,000        815,500
--------------------------------------------------------------
Alamosa PCS Holdings, Inc., Sr.
  Unsec. Gtd. Disc. Notes, 12.88%,
  02/15/10(a)                         3,300,000      1,732,500
--------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Notes, 10.75%, 08/01/11           500,000        515,000
--------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 10.63%,
    11/15/07(a)                       1,500,000      1,151,250
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-12.94%-(CONTINUED)

IPCS, Inc., Sr. Disc. Notes,
  14.00%, 07/15/10(a)(b)(e)          $1,000,000   $    557,500
--------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr.
  Unsec. Notes, 13.50%, 05/15/09      1,500,000      1,342,500
--------------------------------------------------------------
Metrocall, Inc., Sr. Sub. Notes,
  11.88%, 06/15/05                    3,000,000      2,505,000
--------------------------------------------------------------
Nextel International, Inc.,
  Sr. Notes, 12.75%, 08/01/10
    (Acquired 07/26/00; Cost
    $986,220)(d)                      1,000,000        997,500
--------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 12.13%,
    04/15/08(a)                       2,500,000      1,658,150
--------------------------------------------------------------
Orion Network Systems, Inc., Sr.
  Gtd. Sub. Notes, 11.25%, 01/15/07   1,700,000      1,045,500
--------------------------------------------------------------
Powertel, Inc., Sr. Unsec. Disc.
  Notes, 12.00%, 05/01/06(a)          2,000,000      1,879,960
--------------------------------------------------------------
Spectrasite Holdings, Inc., Sr.
  Unsec. Disc. Notes, 11.25%,
  04/15/09(a)                         1,900,000      1,168,500
--------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Sub. Notes,
  10.63%, 07/15/10(e)                 1,350,000      1,377,000
--------------------------------------------------------------
UbiquiTel Operating Co., Sr. Gtd.
  Disc. Notes, 14.00%,
  04/15/10(a)(b)(e)                   2,000,000      1,180,000
--------------------------------------------------------------
                                                    17,925,860
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-5.51%

360networks Inc. (Canada), Sr.
  Unsec. Yankee Notes, 12.00%,
  08/01/09                            1,060,000        991,100
--------------------------------------------------------------
Destia Communications, Inc., Sr.
  Unsec. Notes, 13.50%, 07/15/07        200,000        175,000
--------------------------------------------------------------
FirstCom Corp., Sr. Notes, 14.00%,
  10/27/07                            2,000,000      2,245,000
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Unsec. Notes, 12.75%,
  10/15/09                            2,100,000      1,291,500
--------------------------------------------------------------
Versatel Telecom International N.V.
  (Netherlands), Sr. Yankee Notes,
  13.25%, 05/15/08                    1,000,000      1,030,000
--------------------------------------------------------------
Viatel, Inc., Sr. Unsec. Notes,
  11.50%, 03/15/09(e)                 2,744,000      1,907,080
--------------------------------------------------------------
                                                     7,639,680
--------------------------------------------------------------

TELEPHONE-12.82%

Alestra S.A. (Mexico), Sr. Yankee
  Notes, 12.63%, 05/15/09(e)          1,585,000      1,541,413
--------------------------------------------------------------
CFW Communications Co., Sr. Notes,
  13.00%, 08/15/10 (Acquired
  07/21/00; Cost $1,380,540)(d)       1,400,000      1,400,000
--------------------------------------------------------------
GT Group Telecom Inc. (Canada), Sr.
  Disc. Yankee Notes, 13.25%,
  02/01/10(a)(b)(e)                   3,000,000      1,575,000
--------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%, 02/15/08(a)    3,000,000      1,686,720
--------------------------------------------------------------
IMPSAT Fiber Networks, Inc.,
  Sr. Gtd. Notes, 12.13%, 07/15/03      575,000        508,875
--------------------------------------------------------------
  Sr. Yankee Notes, 13.75%,
    02/15/05 (Acquired 02/11/00;
    Cost $1,725,000)(d)               1,725,000      1,569,750
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
TELEPHONE-12.82%-(CONTINUED)

Intermedia Communications,
  Inc.-Series B, Sr. Disc. Notes,
  11.25%, 07/15/07(a)                $3,875,000   $  2,615,625
--------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr.
  Unsec. Yankee Notes, 14.00%,
  04/01/09                              500,000        472,500
--------------------------------------------------------------
Logix Communications Enterprises,
  Sr. Unsec. Notes, 12.25%,
  06/15/08                            2,295,000        579,488
--------------------------------------------------------------
NTL Communications Corp.-Series B,
  Sr. Unsec. Notes, 12.38%,
  10/01/08                            1,900,000      1,249,250
--------------------------------------------------------------
NTL Inc.-Series B, Sr. Disc. Notes,
  11.50%, 02/01/06(a)                 1,000,000        940,000
--------------------------------------------------------------
PF.Net Communications Inc., Sr.
  Notes, 13.75%, 05/15/10(b)(e)       1,500,000      1,147,500
--------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec. Notes,
  15.00%, 07/01/08                    2,270,000      2,479,975
--------------------------------------------------------------
                                                    17,766,096
--------------------------------------------------------------

TRUCKERS-1.36%

North American Van Lines Inc., Sr.
  Sub. Notes, 13.38%, 12/01/09(e)     2,000,000      1,890,000
--------------------------------------------------------------

TRUCKS & PARTS-0.68%

FleetPride Inc., Sr. Unsec. Gtd.
  Sub. Notes, 12.00%, 08/01/05        1,410,000        948,225
--------------------------------------------------------------

WASTE MANAGEMENT-1.89%

Allied Waste North America
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 08/01/09        2,980,000      2,614,950
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $129,737,189)                                121,229,762
--------------------------------------------------------------

                                       SHARES
STOCKS & OTHER EQUITY
  INTERESTS-5.41%

AIR FREIGHT-0.06%

Atlas Air, Inc.(f)                        2,000         88,750
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.24%

Cybernet Internet Services
  International, Inc.(f)                  5,000         23,125
--------------------------------------------------------------
Cybernet Internet Services
  International, Inc.-Wts.,
  expiring 07/01/09(g)                    1,000         10,250
--------------------------------------------------------------
GT Group Telecom Inc.-Class B
  (Canada)(f)                            18,000        293,625
--------------------------------------------------------------
                                                       327,000
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.20%

King Pharmaceuticals, Inc.(f)             9,000        271,125
--------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-0.03%

O'Sullivan Industries, Inc.-Wts.,
  expiring 11/05/09 (Acquired
  06/13/00; Cost $0)(d)(g)                2,000         30,000
--------------------------------------------------------------
Winsloew Furniture, Inc.-Wts.,
  expiring 08/15/07(e)(g)                 1,000         10,000
--------------------------------------------------------------
                                                        40,000
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.15%

Pride International, Inc.(f)             10,000        208,125
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-0.20%

Comstock Resources, Inc.(f)              20,000   $    138,750
--------------------------------------------------------------
Pogo Producing Co.                        7,000        139,125
--------------------------------------------------------------
                                                       277,875
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.01%

Convergent Communications, Inc.(f)        1,620          8,302
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.63%

AirGate PCS, Inc.(f)                        923         46,381
--------------------------------------------------------------
Alamosa PCS Holdings, Inc.(f)             7,000        140,000
--------------------------------------------------------------
Clearnet Communications Inc.-Class
  A-ADR (Canada)(f)                       6,500        182,812
--------------------------------------------------------------
Crown Castle International Corp.(f)       3,000        102,000
--------------------------------------------------------------
Dobson Communications Corp.,(f)           5,000        109,375
--------------------------------------------------------------
Microcell Telecommunications
  Inc.-Class B-ADR (Canada)(f)           12,000        381,750
--------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(f)                                    8,000        447,500
--------------------------------------------------------------
WebLink Wireless, Inc.(f)               100,500      1,011,281
--------------------------------------------------------------
World Access, Inc.-Series D, Conv.
  Pfd. (Acquired 03/03/00; Cost
  $1,900,625)(d)                          1,998      1,223,775
--------------------------------------------------------------
                                                     3,644,874
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.41%

Call-Net Enterprises, Inc.(f)            15,000         30,000
--------------------------------------------------------------
FirstCom Corp.(f)                       100,000      1,387,500
--------------------------------------------------------------
Long Distance International,
  Inc.-Wts., expiring 04/13/08(g)           670              0
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc.(f)                                 8,000        130,500
--------------------------------------------------------------
Versatel Telecom International
  N.V.-ADR (Netherlands)(f)               8,000        256,000
--------------------------------------------------------------
Viatel, Inc.(f)                          11,270        157,083
--------------------------------------------------------------
                                                     1,961,083
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TELEPHONE-0.47%

ICG Communications, Inc.(f)               8,300   $    126,575
--------------------------------------------------------------
Intermedia Communications Inc.(f)         4,500         79,312
--------------------------------------------------------------
NEXTLINK Communications, Inc.-Class
  A(f)                                    3,000         99,188
--------------------------------------------------------------
PF.Net Communications Inc.-Wts,
  expiring 05/15/10 (Acquired
  07/19/00; Cost $0)(d)(g)                1,500        352,500
--------------------------------------------------------------
                                                       657,575
--------------------------------------------------------------

WASTE MANAGEMENT-0.01%

Allied Waste North America Inc.(f)        1,000          9,313
--------------------------------------------------------------
    Total Stocks & Other Equity
      Interests (Cost $5,865,712)                    7,494,022
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
U.S. TREASURY NOTES-2.74%

  6.75%, 05/15/05                    $3,000,000      3,074,520
--------------------------------------------------------------
  6.50%, 02/15/10                       700,000        723,296
--------------------------------------------------------------
    Total U.S. Treasury Notes (Cost
      $3,773,133)                                    3,797,816
--------------------------------------------------------------

                                       SHARES
MONEY MARKET FUNDS-3.40%

STIC Liquid Assets Portfolio(h)       2,351,478      2,351,478
--------------------------------------------------------------
STIC Prime Portfolio(h)               2,351,478      2,351,478
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $4,702,956)                                    4,702,956
--------------------------------------------------------------
TOTAL INVESTMENTS-99.05% (Cost
  $144,078,990)                                    137,224,556
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.95%                  1,319,756
--------------------------------------------------------------
NET ASSETS-100.00%                                $138,544,312
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Wts.   - Warrants

Notes to Schedule of Investments:

(a)Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b)Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit contains warrants that enable the holder to purchase shares of the issuer at a predetermined price.
(c)Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 07/31/00 was $11,738,500 which represented 8.47% of the Fund's net assets.
(e)Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(f)Non-income producing security.
(g)Acquired as part of a unit with or in exchange for other securities.
(h)The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2000

ASSETS:

Investments, at market value (cost
  $144,078,990)                                 $137,224,556
------------------------------------------------------------
Receivables for:
  Investments sold                                   744,445
------------------------------------------------------------
  Fund shares sold                                 1,286,945
------------------------------------------------------------
  Dividends and interest                           3,023,829
------------------------------------------------------------
  Principal paydowns                                  15,996
------------------------------------------------------------
Investment for deferred compensation plan              9,552
------------------------------------------------------------
Other assets                                             687
------------------------------------------------------------
    Total assets                                 142,306,010
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            1,972,970
------------------------------------------------------------
  Fund shares reacquired                           1,058,157
------------------------------------------------------------
  Dividends                                          557,763
------------------------------------------------------------
  Deferred compensation plan                           9,552
------------------------------------------------------------
Accrued advisory fees                                 43,714
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                             83,466
------------------------------------------------------------
Accrued trustees' fees                                 1,329
------------------------------------------------------------
Accrued transfer agent fees                           10,381
------------------------------------------------------------
Accrued operating expenses                            20,131
------------------------------------------------------------
    Total liabilities                              3,761,698
------------------------------------------------------------
Net assets applicable to shares outstanding     $138,544,312
============================================================

NET ASSETS:

Class A                                         $ 59,932,447
============================================================
Class B                                         $ 67,140,371
============================================================
Class C                                         $ 11,471,494
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            5,980,900
============================================================
Class B                                            6,710,694
============================================================
Class C                                            1,147,715
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      10.02
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.02 divided
    by 95.25%)                                  $      10.52
============================================================
Class B:
  Net asset value and offering price per share  $      10.00
============================================================
Class C:
  Net asset value and offering price per share  $      10.00
============================================================

STATEMENT OF OPERATIONS

For the year ended July 31, 2000

INVESTMENT INCOME:

Interest                                        $ 11,052,412
------------------------------------------------------------
Dividends -- affiliated issuers                      322,436
------------------------------------------------------------
Dividends                                              1,946
------------------------------------------------------------
    Total investment income                       11,376,794
------------------------------------------------------------

EXPENSES:

Advisory fees                                        618,330
------------------------------------------------------------
Administrative services fee                           45,890
------------------------------------------------------------
Custodian fees                                        29,597
------------------------------------------------------------
Distribution fees -- Class A                         116,793
------------------------------------------------------------
Distribution fees -- Class B                         451,249
------------------------------------------------------------
Distribution fees -- Class C                          70,906
------------------------------------------------------------
Transfer agent fees -- Class A                        55,409
------------------------------------------------------------
Transfer agent fees -- Class B                        52,957
------------------------------------------------------------
Transfer agent fees -- Class C                         8,320
------------------------------------------------------------
Trustee's fees                                         7,516
------------------------------------------------------------
Registration and filing fees                          87,264
------------------------------------------------------------
Other                                                 89,252
------------------------------------------------------------
    Total expenses                                 1,633,483
------------------------------------------------------------
Less: Fees waived                                   (251,914)
------------------------------------------------------------
    Expenses paid indirectly                         (12,769)
------------------------------------------------------------
    Net expenses                                   1,368,800
------------------------------------------------------------
Net investment income                             10,007,994
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES

Net realized gain (loss) from investment
  securities                                      (4,184,754)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities         (8,210,697)
------------------------------------------------------------
Net gain (loss) on investment securities         (12,395,451)
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $ (2,387,457)
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                JULY 31,       JULY 31,
                                                                  2000           1999
                                                              ------------    -----------
OPERATIONS:

  Net investment income                                       $ 10,007,994    $ 2,231,058
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (4,184,754)     1,689,995
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (8,210,697)     1,356,263
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (2,387,457)     5,277,316
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                       (4,862,629)    (1,710,595)
-----------------------------------------------------------------------------------------
  Class B                                                       (4,371,506)      (446,277)
-----------------------------------------------------------------------------------------
  Class C                                                         (688,979)       (70,876)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                         (812,826)       (22,467)
-----------------------------------------------------------------------------------------
  Class B                                                         (819,787)          (421)
-----------------------------------------------------------------------------------------
  Class C                                                         (117,753)           (64)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       31,472,427     32,499,124
-----------------------------------------------------------------------------------------
  Class B                                                       52,638,735     20,530,581
-----------------------------------------------------------------------------------------
  Class C                                                        9,369,182      3,068,584
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  79,419,407     59,124,905
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of year                                             59,124,905             --
-----------------------------------------------------------------------------------------
  End of year                                                 $138,544,312    $59,124,905
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $149,564,881    $56,080,847
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              100,666         20,746
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (4,266,801)     1,667,049
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (6,854,434)     1,356,263
-----------------------------------------------------------------------------------------
                                                              $138,544,312    $59,124,905
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund II (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of seven separate portfolios each having unlimited number of shares of beneficial interests. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded, non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of discounts on investments, is recorded on the accrual basis from settlement date. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. On July 31, 2000, undistributed net investment income was decreased by $4,960, undistributed net realized gains increased by $1,270 and paid-in capital was increased by $3,690 a result of differing book/tax treatment reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for Federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $500 million of the Fund's average daily net assets, plus 0.55% on the next $500 million of Fund's average daily net assets, plus 0.50% on the Fund's average daily net assets in excess of $1 billion. During the year ended July 31, 2000, AIM waived fees of $251,914.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2000, AIM was paid $45,890 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended July 31, 2000, AFS was paid $56,527 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $116,793, $451,249 and $70,906, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $177,396 from sales of the Class A shares of the Fund during the year ended July 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2000, AIM Distributors received $15,557 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2000, the Fund paid legal fees of $2,949 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,076 and reductions in custodian fees of $11,693 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $12,769.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2000 was $173,269,358 and $86,523,800, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2000 was as follows:

Aggregate unrealized appreciation of
  investment securities                      $  6,549,816
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (13,411,863)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                   $ (6,862,047)
=========================================================
Cost of investments for tax purposes is $144,086,603.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2000 and 1999 were as follows:

                                                                         2000                         1999
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
                                                              ----------    ------------    ---------    -----------
Sold:
  Class A                                                      6,219,653    $ 67,705,096    3,879,343    $40,951,231
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      6,916,159      75,069,344    2,156,519     23,713,819
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,071,505      11,566,013      322,660      3,551,731
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        340,326       3,674,382       99,704      1,082,276
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        294,647       3,168,494       23,551        261,935
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         45,665         488,435        3,953         43,955
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (3,689,603)    (39,907,051)    (868,523)    (9,534,383)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,369,468)    (25,599,103)    (310,714)    (3,445,173)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (249,183)     (2,685,266)     (46,885)      (527,102)
--------------------------------------------------------------------------------------------------------------------
                                                               8,579,701    $ 93,480,344    5,259,608    $56,098,289
====================================================================================================================

NOTES 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                            CLASS A                          CLASS B                          CLASS C
                                -------------------------------   ------------------------------   ------------------------------
                                             SEPTEMBER 30, 1998                NOVEMBER 20, 1998                NOVEMBER 20, 1998
                                              (DATE OPERATIONS                    (DATE SALES                      (DATE SALES
                                YEAR ENDED       COMMENCED)       YEAR ENDED      COMMENCED)       YEAR ENDED      COMMENCED)
                                 JULY 31,       TO JULY 31,        JULY 31,       TO JULY 31,       JULY 31,       TO JULY 31,
                                   2000             1999             2000            1999             2000            1999
                                ----------   ------------------   ----------   -----------------   ----------   -----------------
Net asset value, beginning of
  year                           $ 11.25          $ 10.00          $ 11.23          $ 10.59         $ 11.22          $10.59
------------------------------   -------          -------          -------          -------         -------          ------
Income from investment
  operations:
  Net investment income             1.12             0.90             1.03             0.68            1.03            0.68
------------------------------   -------          -------          -------          -------         -------          ------
  Net gains on securities
    (both realized and
    unrealized)                    (1.00)            1.26            (1.00)            0.65           (0.99)           0.64
------------------------------   -------          -------          -------          -------         -------          ------
    Total from investment
      operations                    0.12             2.16             0.03             1.33            0.04            1.32
------------------------------   -------          -------          -------          -------         -------          ------
Less distributions:
  Dividends from net
    investment income              (1.12)           (0.90)           (1.03)           (0.68)          (1.03)          (0.68)
------------------------------   -------          -------          -------          -------         -------          ------
  Distributions from net
    realized gains                 (0.23)           (0.01)           (0.23)           (0.01)          (0.23)          (0.01)
------------------------------   -------          -------          -------          -------         -------          ------
    Total distributions            (1.35)           (0.91)           (1.26)           (0.69)          (1.26)          (0.69)
------------------------------   -------          -------          -------          -------         -------          ------
Net asset value, end of year     $ 10.02          $ 11.25          $ 10.00          $ 11.23         $ 10.00          $11.22
==============================   =======          =======          =======          =======         =======          ======
Total return(a)                     0.77%           22.39%           (0.03)%          13.03%           0.08%          12.93%
==============================   =======          =======          =======          =======         =======          ======
Ratios/supplemental data:
Net assets, end of year (000s
  omitted)                       $59,932          $34,992          $67,140          $20,994         $11,471          $3,139
==============================   =======          =======          =======          =======         =======          ======
Ratio of expenses to average
  net assets:
  With fee waivers                  1.00%(b)         1.00%(c)         1.75%(b)         1.75%(c)        1.75%(b)        1.75%(c)
------------------------------   -------          -------          -------          -------         -------          ------
  Without fee waivers               1.25%(b)         1.58%(c)         2.00%(b)         2.33%(c)        2.00%(b)        2.33%(c)
==============================   =======          =======          =======          =======         =======          ======
Ratio of net investment income
  to average net assets            10.51%(b)         9.74%(c)         9.76%(b)         8.99%(c)        9.76%(b)        8.99%(c)
==============================   =======          =======          =======          =======         =======          ======
Portfolio turnover rate               94%             223%              94%             223%             94%            223%
==============================   =======          =======          =======          =======         =======          ======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $46,717,368, $45,124,885, and $7,090,552, for Class A, Class B and Class C, respectively.
(c)  Annualized.

                  INDEPENDENT AUDITORS' REPORT

                  The Board of Trustees and Shareholders of
                  AIM Investment Securities Funds:

                  We have audited the accompanying statement of assets and liabilities of the AIM High Yield Fund II (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and for the period September 30, 1998 (date operations commenced) through July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                    In our opinion, the financial statements and financial
                  highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund II as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period September 30, 1998 (date operations commenced) through July 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                  KPMG LLP

                  September 1, 2000
                  Houston, Texas

BOARD OF TRUSTEES                                     OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                                      Charles T. Bauer                         11 Greenway Plaza
Director and Chairman                                 Chairman                                 Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                      Robert H. Graham
Bruce L. Crockett                                     President                                INVESTMENT ADVISOR
Director
ACE Limited;                                          Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and                     Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                    Gary T. Crum                             Houston, TX 77046
                                                      Senior Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Director                                              Dana R. Sutton
Cortland Trust Inc.                                   Vice President and Treasurer             A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                    Melville B. Cox                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                  Vice President
Formerly Vice Chairman, President                                                              CUSTODIAN
and Chief Operating Officer,                          Karen Dunn Kelley
Mercantile-Safe Deposit & Trust Co.; and              Vice President                           State Street Bank and Trust Company
President, Mercantile Bankshares                                                               225 Franklin Street
                                                      Mary J. Benson                           Boston, MA 02110
Jack Fields                                           Assistant Vice President and
Chief Executive Officer                               Assistant Treasurer                      COUNSEL TO THE FUND
Texana Global, Inc.
and Twenty First                                      Sheri Morris                             Ballard Spahr
Century Group, Inc.;                                  Assistant Vice President and             Andrews & Ingersoll, LLP
Formerly Member                                       Assistant Treasurer                      1735 Market Street
of the U.S. House of Representatives                                                           Philadelphia, PA 19103
                                                      Renee A. Friedli
Carl Frischling                                       Assistant Secretary                      COUNSEL TO THE TRUSTEES
Partner
Kramer, Levin, Naftalis & Frankel LLP                 P. Michelle Grace                        Kramer, Levin, Naftalis & Frankel LLP
                                                      Assistant Secretary                      919 Third Avenue
Robert H. Graham                                                                               New York, NY 10022
Director, President and Chief Executive Officer       Nancy L. Martin
A I M Management Group Inc.                           Assistant Secretary                      DISTRIBUTOR

Prema Mathai-Davis                                    Ofelia M. Mayo                           A I M Distributors, Inc.
Formerly, Chief Executive Officer,                    Assistant Secretary                      11 Greenway Plaza
YWCA of the U.S.A.                                                                             Suite 100
                                                      Lisa A. Moss                             Houston, TX 77046
Lewis F. Pennock                                      Assistant Secretary
Attorney                                                                                       AUDITORS
                                                      Kathleen J. Pflueger
Louis S. Sklar                                        Assistant Secretary                      KPMG LLP
Executive Vice President,                                                                      700 Louisiana
Development and Operations,                                                                    Houston, TX 77002
Hines Interests
Limited Partnership


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid during the Fund's tax year ended July 31, 2000, 1.73% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 0.29% was derived from U.S. Treasury
Obligations.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                           EQUITY FUNDS

DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS                 A I M Management Group Inc. has provided
MORE AGGRESSIVE                         MORE AGGRESSIVE                                   leadership in the mutual fund industry
AIM Small Cap Opportunities(1)          AIM Latin American Growth                         since 1976 and managed approximately
AIM Mid Cap Opportunities(2)            AIM Developing Markets                            $176 billion in assets for more than 8
AIM Large Cap Opportunities(6)          AIM European Small Company                        million shareholders, including
AIM Emerging Growth                     AIM Asian Growth                                  individual investors, corporate clients
AIM Small Cap Growth(3)                 AIM Japan Growth                                  and financial institutions, as of
AIM Aggressive Growth                   AIM International Emerging Growth                 June 30, 2000.
AIM Mid Cap Growth                      AIM European Development                              The AIM Family of Funds--Registered
AIM Small Cap Equity                    AIM Euroland Growth                               Trademark-- is distributed nationwide,
AIM Capital Development                 AIM Global Aggressive Growth                      and AIM today is the eighth-largest
AIM Constellation(4)                    AIM International Equity                          mutual fund complex in the United States
AIM Dent Demographic Trends             AIM Advisor International Value                   in assets under management, according to
AIM Select Growth                       AIM Global Trends                                 Strategic Insight, an independent mutual
AIM Large Cap Growth                    AIM Global Growth                                 fund monitor.
AIM Weingarten                          MORE CONSERVATIVE                                     AIM is a subsidiary of AMVESCAP PLC,
AIM Mid Cap Equity                                                                        one of the world's largest independent
AIM Value II                            SECTOR EQUITY FUNDS                               financial services companies with $389
AIM Charter                             MORE AGGRESSIVE                                   billion in assets under management as of
AIM Value                               AIM New Technology                                June 30, 2000.
AIM Blue Chip                           AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Resources
AIM Large Cap Basic Value               AIM Global Financial Services
AIM Balanced                            AIM Global Health Care
AIM Advisor Flex                        AIM Global Consumer Products and Services
MORE CONSERVATIVE                       AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities
                                        MORE CONSERVATIVE

                          FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS
MORE AGGRESSIVE                         MORE AGGRESSIVE
AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)                    MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market
MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering. (6) AIM Large Cap Opportunities Fund will close to new investors Sept. 29, 2000, or when the fund reaches a total net asset value of $750 million, whichever occurs first.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               HYI2-AR-1